Page 1
Exhibit 11.2

ContiFinancial Corporation
Second Quarter F97

                  Primary
                                                                                                    Weighted
                                                     # of shares  weighting     Ave. Shares
                                                    ------------------------    -----------
Continental Grain Shares                            35,918,421.00      100%       35,918,421

Shares Issued in IPO                                 7,130,000.00      100%        7,130,000

Shares Acquired through exercise of options              1,996.00       50%              998

Shares Aquired Through Accelerated Vesting               1,996.00       50%              998

Shares Aquired Through Accelerated Vesting              53,200.00       50%           26,600


Effect of Restricted Shares:
Effect through August 14, 1996
Assumed Proceeds:
    Unamortized deferred comp. @ 6/30/96      21,418,000
    Unamortized deferred comp. @ 8/14/96      20,645,422
                                              ----------
                                              42,063,422
                                              ==========

    Average unamortized def. comp. during the period       21,031,710.77

    Tax benefit on assumed exercise:

        Total Restricted Shares                 1,330,532
        Ave. Market Price (from 7/1 - 8/14)        27.715
                                               ----------
        Value                                  36,875,694
                                               ==========
        Tax Effect (40.5%)                     14,934,656
        Tax Effect of compensation             11,316,175
                                               ----------
                                                           3,618,481.56
                                                          -------------

Total Assumed Proceeds                                    24,650,192.33
                                                          =============
Repurchase Shares on Market
    Total Assumed Proceeds                                24,650,192.33
    Ave. Market Price (from 7/1 - 8/14)                          27.715
                                                          -------------
        Number of Shares                                     889,417.01
                                                          =============

    Incremental Shares Considered to be Outstanding
    Restricted Shares                                                         1,330,532.00
    Repurchase Shares                                                           889,417.01
                                                                              ------------
        Incremental Shares                                                      441,114.99       50%          220,557
                                                                              ============

Effect from August 15 - September 30, 1996
    Unamortized deferred comp. @ 8/15/96                     20,645,422
    Unamortized deferred comp. @ 9/30/96                     18,872,000
                                                             ----------
                                                             39,517,422
                                                             ==========
    Average unamortized def. comp. during the period                         19,758,710.77

    Tax benefit on assumed exercise:

        Total Restricted Shares                               1,264,007
        Ave. Market Price (from 8/15 - 9/30)                     29.057
                                                              ---------
        Value                                                36,728,251
                                                             ==========
        Tax Effect (40.5%)                                   14,874,942
        Tax Effect of compensation                           10,750,380
                                                             ----------
                                                                              4,124,562.28
                                                                             -------------
Total Assumed Proceeds                                                       23,883,273.05
                                                                             =============
Repurchase Shares on Market
    Total Assumed Proceeds                                                   23,883,273.05
    Ave. Market Price (from 8/15 - 9/30)                                            29.057
                                                                             -------------
        Number of Shares                                                        821,945.59
                                                                             =============
Incremental Shares Considered to be Outstanding
    Restricted Shares                                                         1,264,007.00
    Repurchase Shares                                                           821,945.59
                                                                              ------------
        Incremental Shares                                                      442,061.41       50%          221,031
                                                                              ============

Page 2

Effect of Options:
Options Exercised:

    Number of Options                                       1,996
    Offering Price                                          21.11
                                                       ----------
    Proceeds on exercising options                                    42,135.56

    Tax Effect:
        Options Exercised                                   1,996
        Ave. Market Price ( from 7/1 - 8/14)               27.715
                                                      -----------
        Estimated value                                    55,319
                                                      ===========
        Tax Effect (40.5%)                                 22,404
        Tax Effect of compensation                         17,065
                                                      -----------
                                                                       5,339.35
                                                                     ----------

Total Assumed Proceeds                                                47,474.91
                                                                     ==========

Repurchase Shares on Market
    Total Assumed Proceeds                                            47,474.91
    Ave. Market Price ( from 7/1 - 8/14)                                 27.715
                                                                      ---------
        Number of Shares                                               1,712.97
                                                                      =========
Incremental Shares Considered to be Outstanding
    Granted Options                                                    1,996.00
    Repurchase Shares                                                  1,712.97
                                                                      ---------

Incremental Shares                                                       283.03       50%              142
                                                                     ==========
Options Remaining:

    Number of Options, net of cancelled 24,638 and ex   2,596,866
    Offering Price                                          21.11
                                                        ---------
    Proceeds on exercising options                                54,819,841.26


    Tax Effect:
        Options Exercised                               2,596,866
        Ave. Market Price (from 7/1 - 9/30)                28.379
                                                        ---------
        Estimated value                                73,696,460
                                                       ==========
        Tax Effect (40.5%)                             29,847,066
        Tax Effect of compensation                     22,202,036
                                                       ----------
                                                                   7,645,030.68
                                                                   ------------
Total Assumed Proceeds                                            62,464,871.94
                                                                  =============

Repurchase Shares on Market
    Total Assumed Proceeds                                        62,464,871.94
    Ave. Market Price (from 7/1 - 9/30)                                  28.379
                                                                  -------------
        Number of Shares                                           2,201,094.89
                                                                   ============
Incremental Shares Considered to be Outstanding
    Granted Options                                                2,596,866.00
    Repurchase Shares                                              2,201,094.89
                                                                   ------------
        Incremental Shares                                           395,771.11      100%          395,771
                                                                   ============

Weighted Average Shares                                                                             43,914,518
2nd Quarter Net Income                                                                              25,516,000
Primary Earnings Per Share                                                                               $0.58

Page 3
Exhibit 11.2

ContiFinancial Corporation
Second Quarter F97


                                     Fully Diluted
                                     -------------
                                                                                                    Weighted
                                                                       # of shares  weighting     Ave. Shares
                                                                      ------------- ---------     -----------

Continental Grain Shares                                              35,918,421.00      100%       35,918,421

Shares Issued in IPO                                                   7,130,000.00      100%        7,130,000

Shares Acquired through exercise of options                                1,996.00       50%              998

Shares Aquired Through Accelerated Vesting                                 1,996.00       50%              998

Shares Aquired Through Accelerated Vesting                                53,200.00       50%           26,600

Effect of Restricted Shares:
Effect through August 14, 1996
Assumed Proceeds:
    Unamortized deferred comp. @ 8/14/96                                 20,645,422
                                                                         ----------

    Tax benefit on assumed exercise:

        Total Restricted Shares                         1,330,532
        Market Price (8/14)                                 29.50
        Value                                          39,250,694
                                                       ==========
        Tax Effect (40.5%)                             15,896,531
        Tax Effect of compensation                     11,316,175
                                                       ----------
                                                                          4,580,356.41
                                                                           ----------

Total Assumed Proceeds                                                   25,225,777.94
                                                                         =============
Repurchase Shares on Market
    Total Assumed Proceeds                                               25,225,777.94
    Market Price (8/14)                                                         29.500
                                                                         -------------
        Number of Shares                                                    855,111.12
                                                                         =============

Incremental Shares Considered to be Outstanding
    Restricted Shares                                                     1,330,532.00
    Repurchase Shares                                                       855,111.12
                                                                          ------------
        Incremental Shares                                                  475,420.88    50.00%          237,710

Effect from  August 31, 1996 -  September 30
    Unamortized deferred comp. @ 9/30/96                                    18,872,000

    Tax benefit on assumed exercise:

        Total Restricted Shares                         1,264,007
        Market Price (9/30)                                28.500
                                                       ----------
        Value                                          36,024,200
                                                       ==========
        Tax Effect (40.5%)                             14,589,801
        Tax Effect of compensation                     10,750,380
                                                       ----------
                                                                   3,839,421.26
                                                                  -------------
Total Assumed Proceeds                                            22,711,421.26
                                                                  =============
Repurchase Shares on Market
    Total Assumed Proceeds                                        22,711,421.26
    Market Price (9/30)                                                  28.500
                                                                  -------------
        Number of Shares                                             796,891.97
                                                                  =============
Incremental Shares Considered to be Outstanding
    Restricted Shares                                              1,264,007.00
    Repurchase Shares                                                796,891.97
                                                                  -------------
        Incremental Shares                                           467,115.03   50.000%          233,558
                                                                  =============   -------

Page 4


Effect of Options:

Options Exercised:
    Number of Options                                   1,996.000
                                                       ----------
    Offering Price                                          21.11
                                                       ----------
    Proceeds on exercising options                                    42,135.56

    Tax Effect:
        Options Exercised                                   1,996
        Price at exercise date                             29.500
                                                       ----------
        Estimated value                                    58,882
                                                       ==========
        Tax Effect (40.5%)                                 23,847
        Tax Effect of compensation                         17,065
                                                       ----------
                                                                       6,782.31
                                                                     ----------
Total Assumed Proceeds                                                48,917.87
                                                                     ==========

Repurchase Shares on Market
    Total Assumed Proceeds                                            48,917.87
    Price at exercise date                                               29.500
                                                                     ----------
        Number of Shares                                               1,658.23
                                                                     ==========

Incremental Shares Considered to be Outstanding
    Granted Options                                                    1,996.00
    Repurchase Shares                                                  1,658.23
                                                                     ----------
        Incremental Shares                                               337.77    50.00%              169
                                                                     ==========
Options Remaining:

    Number of Options                                   2,596,866
    Offering Price                                          21.11
                                                       ----------
    Proceeds on exercising options                                54,819,841.26

    Tax Effect:
        Options Exercised                               2,596,866
        Higher of Ave. Market Price ( for quarter) or      28.500
                                                       ----------
        Estimated value                                74,010,681
                                                       ==========
        Tax Effect (40.5%)                             29,974,326
        Tax Effect of compensation                     22,202,036
                                                       ----------
                                                                   7,772,290.09
                                                                     ----------

Total Assumed Proceeds                                            62,592,131.35
                                                                     ==========
Repurchase Shares on Market
    Total Assumed Proceeds                                        62,592,131.35
    Higher of Ave. Market Price ( for month) or ending mkt price         28.500
                                                                     ----------
        Number of Shares                                           2,196,215.14
                                                                     ==========

Incremental Shares Considered to be Outstanding
    Granted Options                                                2,596,866.00
    Repurchase Shares                                              2,196,215.14
                                                                     ----------
        Incremental Shares                                           400,650.86   100.00%          400,651
                                                                     ==========

Weighted Average Shares                                                                             43,949,105
2nd Quarter Net Income                                                                              25,516,000
                                                                                                    ----------
Fully Dilutive Earnings Per Share                                                                        $0.58
                                                                                                    ==========

Page 5



ContiFinancial Corporation
Calculation of Earnings Per Share

        Primary
        -------
Net Income                           44,949.00

Weighted Average Shares
  1st Quarter            43,898,281
  2nd Quarter            43,914,518
                         ----------
             Average                 43,906,400
                                     ----------
  Year-to-date Primary EPS                $1.02
                                     ==========

    Fully Dilutive
Net Income                           44,949,000

Weighted Average Shares
  1st Quarter            44,043,368
  2nd Quarter            43,949,105
                         ----------
             Average                 43,996,236
                                     ----------
  Year-to-date Primary EPS                $1.02
                                     ==========




